UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2018

Apricus Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement Amendment

On December 14, 2018, Apricus Biosciences, Inc. (the “Company”), Arch Merger Sub, Inc. (“Merger Sub”) and Seelos Therapeutics, Inc. (“Seelos”) entered into Amendment No. 2 to that certain Agreement and Plan of Merger and Reorganization (as amended by that certain Amendment No. 1 to the Agreement and Plan of Merger and Reorganization on October 16, 2018, the “Merger Agreement”), made and entered as of July 30, 2018, by and among the Company, Merger Sub and Seelos (the “Amendment”), whereby the following amendment was agreed upon by the parties: the reference to “December 31, 2018” in Section 9.1(b) of the Merger Agreement, pertaining to the “End Date” by which the transactions contemplated by the Merger Agreement shall have been consummated was amended and restated to read “January 18, 2019”.

The Amendment is filed as Exhibit 2.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the Amendment is subject to, and qualified in its entirety by, the copy of the Amendment filed as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 14, 2018, the Company convened and adjourned a special meeting of stockholders. Of the 28,167,329 shares outstanding and entitled to vote, 21,216,620 shares were represented at the meeting, or 75.3% of the total shares outstanding, which was sufficient to constitute a quorum. The final results of voting for the only matter submitted to a vote of stockholders at the meeting are as follows:

Proposal No. 8 – Approval of Adjournment of Special Meeting

The Company’s stockholders approved a proposal to adjourn the special meeting to another date and place to give the Company additional time to solicit votes on the proposals relating to the transactions contemplated by the Merger Agreement, as amended by the Amendment, including the reverse stock split (such Proposal No. 8, the “Adjournment Proposal”).

There were 5,024,494 votes FOR the Adjournment Proposal, 1,994,781 votes AGAINST the Adjournment Proposal, 184,519 abstentions, and 8,933,973 broker non-votes.

Item 8.01.	Other Events.

Adjournment of Special Meeting

In connection with stockholder approval of the Adjournment Proposal described above, the Company adjourned the special meeting of the Company’s stockholders previously scheduled for December 14, 2018. The special meeting will be adjourned to January 4, 2019 at 8:00 a.m., Pacific Time, at Latham & Watkins LLP, located at 12670 High Bluff Drive, San Diego, California 92130, its original location. The record date for the special meeting remains October 22, 2018.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated December 14, 2018, by and among Apricus Biosciences, Inc., Arch Merger Sub, Inc. and Seelos Therapeutics, Inc.

Forward Looking Statements.

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” , or expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include the completion of the sale of the Company’s securities and the amount and use of the expected net proceeds therefrom, and the potential completion of the proposed merger. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risk and uncertainties inherent in the Company’s business, including, without limitation: the satisfaction of customary closing conditions related to the sale of the Company’s securities, the risk that the conditions to the closing of the proposed merger are not satisfied, including the failure to timely or at all obtain shareholder approval for the transaction; uncertainties as to the timing of the consummation of the merger and the ability of each of the Company and Seelos to consummate the proposed merger and other risks detailed in the periodic reports the Company files with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It

This communication relates to a proposed business combination between Apricus and Seelos. In connection with this proposed business combination, on November 20, 2018, Apricus filed a registration statement on Form S-4 with the SEC that contains a joint proxy statement/prospectus and other relevant documents concerning the proposed business combination. The registration statement on Form S-4 was declared effective by the SEC on November 20, 2018. Apricus mailed the joint proxy statement/prospectus to its stockholders beginning on or around November 20, 2018. INVESTORS AND SECURITY HOLDERS OF APRICUS AND SEELOS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents (when available) that Apricus files with the SEC at the SEC’s website at www.sec.gov. In addition, these documents may be obtained from Apricus free of charge by directing a request to ir@apricusbio.com.

Participants in the Solicitation

The Company and Seelos, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018, and the definitive proxy statement for the Company’s 2018 annual meeting of shareholders, filed with the SEC on April 6, 2018. Additional information regarding these persons and their interests in the transaction are included in the proxy statement/prospectus relating to the merger referred to above. These documents can be obtained free of charge from the sources indicated above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: December 14, 2018	By:	/s/ Richard W. Pascoe
	Name:	Richard W. Pascoe
	Title:	Chief Executive Officer and Secretary

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